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                                                                   EXHIBIT 10.56

                             SUBSCRIPTION AGREEMENT

                            DATED AS OF JUNE 21, 2001

                                 BY AND BETWEEN

                                 STEMCELLS, INC.

                                       AND

                            MILLENNIUM PARTNERS, L.P.

                               ------------------



                         COMMON STOCK, CALLABLE WARRANTS

                                       AND

                         COMMON STOCK PURCHASE WARRANTS

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                  THIS SUBSCRIPTION AGREEMENT, dated as of June 21, 2001, (this
"Agreement") by and between STEMCELLS, INC., a Delaware corporation (the "Company"), with headquarters located at 3155 Porter Drive, Palo Alto, California 94304, and Millennium Partners, L.P., a Cayman Islands limited partnership (the "Buyer").

                              W I T N E S S E T H:

                  WHEREAS, the Buyer and the Company are parties to that certain subscription agreement, dated as of July 31, 2000 (the "Prior Subscription Agreement"), pursuant to which the Company, among other things, issued shares of the Company's Common Stock to the Buyer and granted the Buyer the option ("Option") to purchase additional shares of Common Stock pursuant to Section 5 of the Prior Subscription Agreement;

                  WHEREAS, on June 8, 2001, the Buyer exercised all of its remaining Option to purchase, upon the terms and subject to the conditions of this Agreement and the terms of Section 5 of the Prior Subscription Agreement, shares of Common Stock, $.01 par value (the "Common Stock"), of the Company having an aggregate purchase price of Two Million Dollars ($2,000,000); and

                  WHEREAS, the Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D as promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act");

                  NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                  1. AGREEMENT TO SUBSCRIBE; PURCHASE PRICE.

(a) SUBSCRIPTION. The Buyer hereby agrees to purchase from the Company, and the Company hereby agrees to sell to the Buyer, the number of shares (the "Common Shares") of Common Stock set forth on the signature page of this Agreement at the price per share and for the aggregate purchase price set forth on the signature page of this Agreement (the "Purchase Price"). The Purchase Price shall be payable in United States dollars. In connection with the purchase of the Common Shares by the Buyer, the Company shall issue to the Buyer, at the closing on the Closing Date (as defined herein), (1) Callable Warrants in the form attached hereto as ANNEX I (the "Callable Warrants") to purchase the number of shares of Common Stock set forth therein (subject to adjustment as provided in the Callable Warrants) and (2) Common Stock Purchase Warrants, Class A, in the form attached hereto as ANNEX II (the "Class A Warrants") to purchase the number of shares of Common Stock set forth therein (subject to adjustment as provided in the Class A Warrants). The Callable Warrants and the Class A Warrants are referred to herein collectively as the "Warrants." The shares of Common Stock issuable upon exercise of the Warrants are referred to herein as the "Warrant Shares." The Common Shares and the Warrant Shares are referred to herein collectively as the "Shares." The Shares and the Warrants are referred to herein collectively as the "Securities."
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(b)      THE CLOSING.

                  (1) TIMING. Subject to the fulfillment or waiver of the conditions set forth in Section 6 hereof, the purchase and sale of the Common Shares and Warrants shall take place at a closing (the "CLOSING") on the date hereof or such other date as the Buyer and the Company may agree upon (the "Closing Date") at the offices of Kleinberg, Kaplan, Wolff & Cohen, P.C.

                  (2) FORM AND TIMING OF PAYMENT. The Buyer shall pay the Purchase Price for the Common Shares by delivering (A) 75% of the Purchase Price to the Company on the Closing Date and (B) 25% of the Purchase Price to the Company on the date on which the Registration Statement (as defined in the registration rights agreement, dated as of June 21, 2001, between the Company and the Buyer (the "Registration Rights Agreement")) becomes effective (or such later date which is two (2) business days after Buyer receives written notice of the date of such effectiveness). Upon Closing, the Company shall deliver (A) instructions to its registrar and transfer agent regarding the issuance of the certificates for all the Common Shares and shall cause its registrar and transfer agent to deliver such certificates to Buyer as soon as possible after Closing and (B) the Warrants, registered in the corporate securities records of the Company and on the certificates in the name of the Buyer or its nominee, to the Buyer (or Kleinberg, Kaplan, Wolff & Cohen, P.C. on behalf of the Buyer).

(c) METHOD OF PAYMENT. Payment of the Purchase Price for the Common Shares shall be made in U.S. Dollars by wire transfer of funds to an account designated by the Company.

                           As  used in this Agreement, the term "Business Day"
means any day other than a Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

                  2.    BUYER REPRESENTATIONS, WARRANTIES, ETC.

                  The Buyer represents and warrants to, and covenants and agrees with, the Company as follows:

                  (a) ACCREDITED BUYER STATUS; SOPHISTICATED BUYER. The Buyer is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D under the 1933 Act. The Buyer has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Common Shares, the Warrants and Warrant Shares.

                  (b) INFORMATION. The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company which have been requested and materials relating to the offer and sale of the Common Shares, the Warrants and Warrant Shares which have been requested by the Buyer. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by the Buyer or its advisors, if any, or its representatives shall modify, amend or affect the Buyer's right to rely on the Company's representations and warranties contained in Section 3 below. The Buyer understands that its investment in the Common Shares, the Warrants and

         Warrant Shares involves a high degree of risk. The Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Common Shares, the Warrants and Warrant Shares.

                  (c) LEGENDS. The Company shall issue certificates for the Common Shares, the Warrants and Warrant Shares to the Buyer without any legend except as described herein. The Buyer covenants that, in connection with any transfer of Shares by the Buyer pursuant to the registration statement contemplated by the Registration Rights Agreement, it will comply with the applicable prospectus delivery requirements of the 1933 Act, provided that copies of a current prospectus relating to such effective registration statement are or have been supplied to the Buyer.

                  (d) AUTHORIZATION; ENFORCEMENT. Each of this Agreement and the Registration Rights Agreement has been duly and validly authorized, executed and delivered on behalf of the Buyer and is a valid and binding agreement of the Buyer enforceable against the Buyer in accordance with its terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies. The Buyer has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and the Registration Rights Agreement and each other agreement entered into by the parties hereto in connection with the transactions contemplated by this Agreement.

                  (e) NO CONFLICTS. The execution, delivery and performance of this Agreement and the Registration Rights Agreement by the Buyer and the consummation by the Buyer of the transactions contemplated hereby and thereby will not result in a violation of the certificate of incorporation, by-laws or other documents of organization of the Buyer.

                  (f) INVESTMENT REPRESENTATION. The Buyer is purchasing the Common Shares and the Warrants for its own account and not with a view to distribution in violation of any securities laws. The Buyer has been advised and understands that neither the Common Shares, the Warrants nor the Warrant Shares issuable upon exercise thereof have been registered under the 1933 Act or under the "blue sky" laws of any jurisdiction and may be resold only if registered pursuant to the provisions of the 1933 Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law. The Buyer has been advised and understands that the Company, in issuing the Common Shares and the Warrant, is relying upon, among other things, the representations and warranties of the Buyer contained in this Section 3 in concluding that such issuance is a "private offering" and is exempt from the registration provisions of the 1933 Act.

                  (g) RULE 144. The Buyer understands that there is no public trading market for the Warrants and that none is expected to develop. The Buyer understands that the Common Shares, the Warrants and the Warrant Shares received upon conversion or exercise thereof must be held indefinitely unless and until registered under the 1933 Act or an exemption from registration is available. The Buyer is aware of the provisions of Rule 144 promulgated under the 1933 Act.

                  (h) RELIANCE BY THE COMPANY. The Buyer understands that the Common Shares and the Warrants are being offered and sold in reliance on a transactional exemption from the registration requirements of Federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the applicability of such exemptions and the suitability of the Buyer to acquire the Common Shares and the Warrants.

                  3.    COMPANY REPRESENTATIONS, WARRANTIES, ETC.

                  The Company represents and warrants to, and covenants and agrees with, the Buyer that, except as set forth in the schedules attached hereto:

                  (a) ORGANIZATION AND QUALIFICATION; MATERIAL ADVERSE EFFECT. The Company is a corporation duly incorporated and existing in good standing under the laws of the State of Delaware and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company does not have any Subsidiary other than StemCells California, Inc. (the "SUBSIDIARY". The Subsidiary is duly organized, and validly existing and in good standing under the laws of its jurisdiction of formation. Except where specifically indicated to the contrary, all references in this Agreement to Subsidiary shall be deemed to refer to the Subsidiary of the Company. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary other than those in which the failure so to qualify would not have a Material Adverse Effect. "MATERIAL ADVERSE EFFECT" means any adverse effect on the business, operations, properties, prospects or financial condition of the Company and its Subsidiary, which is (either alone or together with all other adverse effects) material to the Company and its Subsidiary, taken as a whole, and any material adverse effect on the transactions contemplated under this Agreement, the Certificate, and the Registration Rights Agreement, or any other agreement or document contemplated hereby or thereby.

                  (b) AUTHORIZATION; ENFORCEMENT. (i) The Company has all requisite corporate power and authority to enter into and perform this Agreement, the Registration Rights Agreement and the Warrants ("TRANSACTION DOCUMENTS") and to issue the Common Shares and the Warrants in accordance with the terms hereof, (ii) the execution and delivery of this Agreement, the Registration Rights Agreement, and the Warrants by the Company and the consummation by it of the transactions contemplated hereby and thereby, including the issuance of the Common Shares and the Warrants, have been duly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors (or any committee or subcommittee thereof) or stockholders is required,
         (iii) this Agreement, the Registration Rights Agreement, and the Warrants have been duly executed and delivered by the Company, (iv) this Agreement, the Registration Rights Agreement, and the Warrants constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except (A) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of creditors' rights and remedies or by other equitable principles of general application, and (B) to the extent the indemnification provisions contained in this Agreement and the Registration Rights Agreement may be limited by applicable federal or state securities laws and (v) the Common Shares, the Warrants, and the Warrant Shares issuable upon the exercise thereof have been duly authorized and, upon issuance thereof and payment therefor in accordance with the terms of this Agreement, the Common Shares, the Warrants, and the Warrant Shares issuable upon the exercise thereof will be validly issued, fully paid and non-assessable, free and clear of any and all liens, claims and encumbrances.

                  (c) CAPITALIZATION. As of the date hereof, the authorized capital stock of the Company consists of (i) 45,000,000 shares of Common Stock, of which, as of May 31, 2001, 21,470,385 shares were issued and outstanding, and, as of the date hereof, 6,748,502 shares are issuable and reserved for issuance pursuant to the Company's stock option and purchase plans and committed pursuant to pending acquisitions, and, as of the date hereof, other than pursuant to the Prior Subscription Agreement and the Warrants issued in connection therewith and the Warrants issued to the Buyer on August 30, 2000, approximately 947,300 shares are issuable pursuant to securities (other than options and purchase plans referred to above), exercisable or exchangeable for, or convertible into, shares of Common Stock, and approximately 1,369,600 shares are reserved for issuance pursuant to such securities and (ii) 1,000,000 shares of preferred stock, of which, as of the date hereof, (A) 2,626 shares are currently designated as 6% Cumulative Convertible Preferred Stock, 1,500 shares of which are issued and outstanding and (B) 450,000 shares are designated as Junior Preferred Shares, none of which are issued or outstanding. All of such outstanding shares have been, or upon issuance will be, validly issued, fully paid and nonassessable. As of the date hereof, except as disclosed in SCHEDULE 3(c) or pursuant to the Prior Subscription Agreement and Warrants issued pursuant thereto, (i) no shares of the Company's capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company, (ii) there are no outstanding debt securities, (iii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the

         Company or its Subsidiary, or contracts, commitments, understandings or arrangements by which the Company or its Subsidiary is or may become bound to issue additional shares of capital stock of the Company or its Subsidiary or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or its Subsidiary, (iv) there are no agreements or arrangements under which the Company or its Subsidiary is obligated to register the sale of any of their securities under the Securities Act of 1933, as amended ("Securities Act" or "1933 Act") (except the Registration Rights Agreement and except as set forth on SCHEDULE 3(c)), (v) there are no outstanding securities of the Company or its Subsidiary which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or its Subsidiary is or may become bound to redeem a security of the Company or its Subsidiary, (vi) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Common Shares or the Warrants as described in this Agreement or the Warrants and (vii) the Company does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement. The Company has furnished to the Buyer true and correct copies of the Company's Certificate of Incorporation, as amended and as in effect on the date hereof (the "CERTIFICATE OF INCORPORATION"), and the Company's By-laws, as in effect on the date hereof (the "BY-LAWS").

                  (d) NO CONFLICTS. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby and the issuance of Common Shares, the Warrants, and the Warrant Shares underlying the Warrants will not (i) result in a violation of the Certificate of Incorporation, any certificate of designations, preferences and rights of any outstanding series of preferred stock of the Company or the By-laws; (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or its Subsidiary is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including United States federal and state securities laws and regulations and the rules and regulations of the Nasdaq National Market (the "PRINCIPAL MARKET") or other principal securities exchange or trading market on which the Common Stock is traded or listed) applicable to the Company or its Subsidiary or by which any property or asset of the Company or its Subsidiary is bound or affected. Neither the Company nor its Subsidiary is in violation of any term of, or in default under, (x) its certificate of incorporation, any certificate of designations, preferences and rights of any outstanding series of preferred stock or By-laws or their organizational charter or by-laws, respectively, (y) any material contract, agreement, mortgage, indebtedness, indenture, instrument, or (z) any judgment, decree or order or any statute, rule or regulation applicable to the Company or its Subsidiary, the non-compliance with which (in the cases of (y) and (z)) would cause a Material Adverse Effect. Except as specifically contemplated by this


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         Agreement and as required under the 1933 Act or state "blue sky" laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under, or contemplated by, the Transaction Documents or the issuance of the Common Shares and the Warrants in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof, or in the case of post-sale filings, will be made promptly after the date hereof. The Company complies with and is not in violation of the listing requirements of the Principal Market as in effect on the date hereof in all material respects and on the Closing Date and is not aware of any existing facts which provide a basis for delisting or suspension of the Common Stock by the Principal Market.

                  (e) SEC DOCUMENTS; FINANCIAL STATEMENTS. Since December 31, 1998, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC DOCUMENTS"). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Neither the Company nor its Subsidiary or any of their officers, directors, employees or agents have provided the Buyer with any material, nonpublic information which was not publicly disclosed prior to the date hereof.

                  (f) ABSENCE OF CERTAIN CHANGES. Except as set forth in the SEC Documents identified on Schedule 3(f) hereto, since December 31, 1998 there has been no adverse change or adverse development in the business, properties, assets, operations, financial condition, prospects, liabilities or results of operations of the Company or its Subsidiary which has had or, to the knowledge of the Company or its Subsidiary, is reasonably likely to have a Material Adverse Effect. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy law nor does the Company or its Subsidiary have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings.

                  (g) ABSENCE OF LITIGATION. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or its Subsidiary, threatened against or affecting the Company, the Common Stock or any of the Company's Subsidiary or any of the Company's or the Company's Subsidiary's officers or directors in their capacities as such, which individually and in the aggregate, respectively, would be reasonably likely to result in liability to the Company in excess of $50,000 and $100,000, respectively.

                  (h) ACKNOWLEDGMENT REGARDING BUYER'S PURCHASE OF SHARES. The Company acknowledges and agrees that the Buyer is acting solely in the capacity of arm's length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that the Buyer is not acting as financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by the Buyer or any of its respective representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to the Buyer's purchase of the Common Shares. The Company further represents to the Buyer that the Company's decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

                  (i) NO UNDISCLOSED EVENTS, LIABILITIES, DEVELOPMENTS OR CIRCUMSTANCES. No event, liability, development or circumstance has occurred or exists with respect to the Company or its Subsidiary or their respective business, properties, prospects, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws in a registration statement filed with the SEC relating to an issuance and sale by the Company of its Common Stock and which has not been publicly disclosed.

                  (j) NO INSIDE INFORMATION. The Company has not provided and, the Company shall not provide, the Buyer with any non-public information, except to the extent that the Buyer exercises its right to review a registration statement containing material non-public information (after receiving written notice of the existence of such content) and except in the case of the Buyer's exercising rights pursuant to Section 4(i) of the Prior Subscription Agreement.


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

                  (k) NO SECURITIES ACT REGISTRATION. The sale and issuance of the Common Shares and Warrants in accordance with terms of this Agreement and the issuance of Warrant Shares upon exercise of the Warrants are exempt from registration under the 1933 Act.

                  (l) EMPLOYEE RELATIONS. Neither the Company nor its Subsidiary is involved in any labor dispute nor, to the knowledge of the Company or its Subsidiary, is any such dispute threatened, the effect of which would be reasonably likely to result in a Material Adverse Effect. Neither the Company nor its Subsidiary is a party to a collective bargaining agreement. The Company and its Subsidiary believe that relations between the Company and its Subsidiary and their respective employees are good. No executive officer (as defined in Rule 501(f) of the 1933 Act) whose departure would be adverse to the Company has notified the Company that such officer intends to leave the Company or otherwise terminate such officer's employment with the Company.

                  (m) INTELLECTUAL PROPERTY RIGHTS. The Company and its Subsidiary own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. None of the Company's trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, government authorizations, trade secrets or other intellectual property rights have expired or terminated, or are expected to expire or terminate within two (2) years from the date of this Agreement except as would not have a Material Adverse Effect. The Company and its Subsidiary do not have any knowledge of any infringement by the Company or its Subsidiary of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others, and no claim, action or proceeding has been made or brought against, or to the Company's knowledge, is threatened against, the Company or its Subsidiary regarding trademarks, trade name rights, patents, patent rights, inventions, copyrights, licenses, service names, service marks, service mark registrations, trade secrets or other infringement. The Company and its Subsidiary have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties.

                  (n) SHAREHOLDER APPROVAL RULE. Other than pursuant to the Prior Subscription Agreement or the August 30, 2000 Subscription Agreement, the Company has not issued any shares of Common Stock or shares of any series of preferred stock or other securities convertible into, exchangeable for or otherwise entitling the holder to acquire shares of Common Stock which may be subject to Rule 4350(i)(1)(D) of Nasdaq as in effect from time to time or any successor, replacement or similar provision thereof or of any other market on which the Common Stock is listed for trading (the "Shareholder Approval Rule") and which would be integrated with the sale of the Common Shares to the Buyer or the issuance of Warrant Shares upon exercise of the Warrants for purposes of the Shareholder Approval Rule.

                  (o) ENVIRONMENTAL LAWS. The Company and its Subsidiary (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval where such noncompliance or failure to receive permits, licenses or approvals referred to in clauses (i), (ii) or (iii) above could have, individually or in the aggregate, a Material Adverse Effect.

                  (p) TITLE. The Company and its Subsidiary have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiary, in each case free and clear of all liens, encumbrances and defects except such as are described in SCHEDULE 3(p) or in the SEC Documents listed in
         SCHEDULE 3(p) or such as do not materially and adversely affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or its Subsidiary. Any real property and facilities held under lease by the Company or its Subsidiary are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiary.

                  (q) INSURANCE. The Company and its Subsidiary are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiary are engaged. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company and its Subsidiary taken as a whole.

                  (r) REGULATORY PERMITS. The Company and its Subsidiary possess all material certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities, necessary to conduct their respective businesses, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

                  (s) INTERNAL ACCOUNTING CONTROLS. The Company and its Subsidiary maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (t) FOREIGN CORRUPT PRACTICES ACT. Neither the Company, nor any director, officer, agent, employee or other person acting on behalf of the Company or any Subsidiary has, in the course of acting for, or on behalf of, the Company, directly or indirectly used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; directly or indirectly made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or any similar treaties of the United States; or directly or indirectly made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government or party official or employee.

                  (u) TAX STATUS. The Company and its Subsidiary has made or filed all United States federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and (i) has paid all taxes and other governmental assessments and charges, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (ii) has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes claimed to be due by the taxing authority of any jurisdiction, and the Company is not aware of any basis for any such claim.

                  (v) CERTAIN TRANSACTIONS. Except as set forth in the SEC Documents filed on EDGAR at least thirty (30) Trading Days prior to the date hereof and except for arm's length transactions pursuant to which the Company makes payments in the ordinary course of business upon terms no less favorable than the Company could obtain from third parties and other than the grant of stock options disclosed on SCHEDULE 3(c), none of the officers, directors or employees of the Company is presently a party to any transaction with the Company or its Subsidiary (other than for services as employees, consultants, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director or any such employee has a substantial interest or is an officer, director, trustee or partner.

                  (w) DILUTIVE EFFECT. The Company understands and acknowledges that the number of Common Shares issuable upon exercise of the Warrants purchased pursuant to this Agreement will increase in certain circumstances. The Company further acknowledges that, subject to such limitations as are expressly set forth in the Transaction Documents, its obligation to issue Common Shares upon exercise of the Warrants purchased pursuant to this Agreement, is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of the Company.

                  (x) APPLICATION OF TAKEOVER PROTECTIONS. There are no anti-takeover provisions contained in the Company's Certificate of Incorporation or otherwise which will be triggered as a result of the transactions contemplated by this Agreement, including, without limitation, the Company's issuance of the Common Shares and the Buyer's ownership of the Common Shares.

                  (y) RIGHTS PLAN. The Company confirms that no provision of the Company's rights plan will, under any present or future circumstances, delay, prevent or interfere with the performance of any of the Company's obligations under the Transaction Documents and such plan will not be "triggered" by such performance.

                  (z) OBLIGATIONS ABSOLUTE. Each of the Company and the Buyer agrees that, subject only to the conditions, qualifications and exceptions (if any) specifically set forth in the Transaction Documents, its obligations under the Transaction Documents are unconditional and absolute. Except to the extent (if any) specifically set forth in the Transaction Documents, each party's obligations thereunder are not subject to any right of set off, counterclaim, delay or reduction.

                  (aa) ISSUANCE OF COMMON SHARES. The Common Shares are duly authorized and reserved for issuance and, upon exercise of the Warrants in accordance with the terms thereof, such Common Shares will be validly issued, fully paid and non-assessable, free and clear of any and all liens, claims and encumbrances, and entitled to be traded on the Principal Market or the New York Stock Exchange or the American Stock Exchange, or the Nasdaq small cap market (collectively with the Principal Market, the "APPROVED MARKETS"), and the holders of such Common Shares shall be entitled to all rights and preferences accorded to a holder of Common Stock. As of the date of this Agreement, the outstanding shares of Common Stock are currently listed on the Principal Market.

                  (bb) BROKERS. The Company has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments by the Buyer relating to this Agreement or the transactions contemplated hereby.

                  4.    CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

                  (a) TRANSFER RESTRICTIONS. The Company and the Buyer acknowledge and agree that (A) the Shares and the Warrants have not been and are not being registered under the provisions of the 1933 Act and, except as provided in the Registration Rights Agreement with respect to the resale of the Shares, the Shares have not been and are not being registered for resale under the 1933 Act, and the Securities may not be transferred unless (i) subsequently registered for resale thereunder or (ii) the Buyer shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration (unless waived) and (B) any resale of the Securities made in reliance on Rule 144 promulgated under the 1933 Act ("Rule 144") may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any such resale of Securities under circumstances in which the seller, or the person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder.

                  (b) RESTRICTIVE LEGEND. (1) The Buyer acknowledges and agrees that the Warrants shall bear a restrictive legend in substantially the following form:

         The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities have been acquired for investment and may not be resold, transferred or assigned in the absence of an effective registration statement for the securities under the Securities Act of 1933, as amended, or an opinion of counsel that registration is not required under said Act.

                           (2) The Buyer further acknowledges and agrees that
until such time as the Shares have been registered for resale under the 1933 Act as contemplated by the Registration Rights Agreement, the certificates for the Shares may bear a restrictive legend in substantially the following form:

         The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities have been acquired for investment and may not be resold, transferred or assigned in the absence of an effective registration statement for the securities under the Securities Act of 1933, as amended, or an opinion of counsel that registration is not required under said Act.

                           (3) Once the Registration Statement required to be
filed by the Company pursuant to Section 2 of the Registration Rights Agreement has been declared effective, thereafter (1) upon request of the Buyer the Company will substitute certificates without restrictive legend for certificates for all Shares issued prior to the date such Registration Statement is declared effective by the SEC which bear such restrictive legend and remove any stop-transfer restriction relating thereto promptly, but in no event later than three Trading Days (as defined herein) after surrender of such certificates by the Buyer and (2) the Company shall not place any restrictive legend on certificates for Warrant Shares or impose any stop-transfer restriction thereon. As used in this Agreement, "Trading Day" means a day on whichever of (x) the national securities exchange, (y) Nasdaq or (z) the Nasdaq SmallCap Market (if at the time such market constitutes the principal securities market for the Common Stock) is open for general trading.

                  (c) REGISTRATION RIGHTS AGREEMENT. The parties hereto agree to enter into the Registration Rights Agreement in the form attached hereto as ANNEX III on or before the Closing Date.

                  (d) FORM D. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to the Buyer promptly after such filing. The Buyer agrees to cooperate with the Company in connection with such filing and, upon request of the Company, to provide all information relating to the Buyer reasonably required for such filing.

                  (e) AUTHORIZATION FOR TRADING; REPORTING STATUS. On or before the Closing Date, the Company shall, if required, file a notification for listing of additional shares with the Nasdaq relating to the Shares and shall provide evidence of such filing to the Buyer. So long as the Buyer beneficially owns any of the Shares or the Warrants, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act; provided, however, that if the Company is not required to file reports pursuant to such sections, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act such information as is required for the Purchasers to sell the Securities under Rule 144 promulgated under the Securities Act.

                  (f) USE OF PROCEEDS. Neither the Company nor any Subsidiary owns or has any present intention of acquiring any "margin stock" as defined in Regulation G (12 CFR Part 207) of the Board of Governors of the Federal Reserve System ("margin stock"). The proceeds of sale of the Shares will be used for general working capital purposes and in the operation of the Company's business. None of such proceeds will be used, directly or indirectly (1) to make any loan to or investment in any other person (other than financing the Company's subsidiaries in the ordinary course of business or in connection with an acquisition of another corporation or business or assets of another corporation or business) or (2) for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any margin stock or for the purpose of maintaining, reducing or retiring any indebtedness which was originally incurred to purchase or carry any stock that is currently a margin stock or for any other purpose which might constitute the transactions contemplated by this Agreement a "purpose credit" within the meaning of such Regulation G. Neither the Company nor any agent acting on its behalf has taken or will take any action which might cause this Agreement or the transactions contemplated hereby to violate Regulation G, Regulation T or any other regulation of the Board of Governors of the Federal Reserve System or to violate the 1934 Act, in each case as in effect now or as the same may hereafter be in effect.

                  (g) BLUE SKY LAWS. The Company shall take such action as shall be necessary to qualify, or to obtain an exemption for, the Common Shares for sale to the Buyer and the Warrants for issuance to the Buyer pursuant to this Agreement and the Warrant Shares for issuance to the Buyer upon exercise of the Warrants under such of the securities or "blue sky" laws of jurisdictions as shall be applicable to the sale of the Common Shares and the issuance of the Warrants pursuant to this Agreement and the issuance to the Buyer of Warrant Shares upon exercise of the Warrants. The Company shall furnish copies of all filings, applications, orders and grants or confirmations of exemptions relating to such securities or "blue sky" laws.

                  (h) EXPENSES. The parties shall each bear their own expenses in connection with this Agreement, the other Transaction Documents and the transactions contemplated hereby and thereby. In addition, the Company or the Buyer, as the case may be, shall pay on demand all expenses incurred by the other party, including reasonable attorneys' fees and expenses, as a consequence of, or in connection with any default or breach of any of the defaulting or breaching party's obligations set forth in any of such agreements or instruments and the enforcement of any right of, including the collection of any payments due, the other party under any of such agreements or instruments, including any action or proceeding relating to such enforcement, or any order, injunction or other process seeking to restrain a party from paying any amount due the other party, in which the other party prevails, provided that such reimbursable legal fees and expenses do not exceed, in each instance, 35% of the amount sought in good faith to be recovered.

                  (i) CERTAIN ISSUANCES OF SECURITIES. Unless the Company obtains the approval of its stockholders as required by the Shareholder Approval Rule or a waiver thereof from Nasdaq, the Company will not issue any shares of Common Stock or shares of any series of preferred stock or other securities convertible into, exchangeable for, or otherwise entitling the holder to acquire, shares of Common Stock which would be subject to the requirements of the Shareholder Approval Rule and which would be integrated with the sale of the Common Shares and issuance of the Warrants to the Buyer or the issuance of Warrant Shares upon exercise of the Warrants for purposes of the Shareholder Approval Rule.

                  (j) CERTAIN TRADING RESTRICTIONS. The Buyer agrees that on and after the Closing Date until the Buyer no longer holds any Securities, the Buyer will not engage in any short sales or other hedging transactions (including swaps, options or derivative securities) relating to the Shares; unless at the time of any such transaction the Company is then in breach of its obligations to have the Buyer's Securities duly registered under the Registration Rights Agreement; and PROVIDED, HOWEVER, the Buyer may engage in such short sales and/or hedging activity provided that (i) after the date hereof the Buyer may not sell short a number of shares in excess of the number of Warrant Shares then issuable upon exercise of the Callable Warrants, (ii) no such short sales shall be at a per share price below $3.9375 (as such figure shall be appropriately adjusted for any stock splits, recapitalizations or similar events), and (iii) the aggregate amount of such short sales made on any one day shall not exceed 5% of the total trading volume on such day.

                  (k) COMMERCIALLY REASONABLE EFFORTS. Each of the parties shall use commercially reasonable efforts timely to satisfy each of the conditions to the other party's obligations to sell and purchase the Common Shares set forth in Section 7 or 8, as the case may be, of this Agreement on or before the Closing Date.

                  5.    INTENTIONALLY LEFT BLANK.

                  6.    CLOSING DATE.

                  Subject to the satisfaction or waiver of the conditions set forth in Sections 7 and 8 below, the date and time of the issuance and sale of the Common Shares and the issuance of the Warrants shall be 12:00 noon, New York City time, on the Closing Date.

                  7.    CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL AND
                        ISSUE.

                  The Buyer understands that the Company's obligation to sell the Common Shares and issue the Warrants to the Buyer pursuant to this Agreement is conditioned upon the satisfaction of the following conditions precedent on or before the Closing Date (any or all of which may be waived by the Company in its sole discretion):

                  (a) The receipt by the Company of the Buyer's executed signature page to this Agreement;

                  (b) Delivery by the Buyer to the Company of good funds for payment of 75% of the Purchase Price for the Common Shares in accordance with
Section 1(b) hereof; and

                  (c) The accuracy in all material respects on the Closing Date of the representations and warranties of the Buyer contained in this Agreement as if made on the Closing Date and the performance by the Buyer on or before the Closing Date of all covenants and agreements of the Buyer required to be performed on or before the Closing Date, and receipt by the Company of a certificate, dated the Closing Date, of a duly authorized signatory of the Buyer confirming such matters and such other matters as the Company may reasonably request.

                  8.    CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE.

                  The Company understands that the Buyer's obligation to purchase the Common Shares and acquire the Warrants on the Closing Date is conditioned upon the satisfaction of the following conditions precedent on or before the Closing Date (any or all of which may be waived by the Buyer in its sole discretion):

                  (a) The receipt by the Buyer of the Company's executed signature page to this Agreement;

                  (b) Delivery by the Company to the Buyer (or its counsel) of the certificates for the Common Shares, the Callable Warrants and the Class A Warrants in accordance with this Agreement;

                  (c) The accuracy in all material respects on the Closing Date of the representations and warranties of the Company contained in this Agreement as if made on the Closing Date and the performance by the Company on or before the Closing Date of all covenants and agreements of the Company required to be performed on or before the Closing Date, and receipt by the Buyer of a certificate, dated the Closing Date, of the Chief Executive

Officer of the Company confirming such matters and such other matters as the Buyer may reasonably request;

                  (d) The receipt by the Buyer of a certificate, dated the Closing Date, of the Secretary of the Company certifying (1) the Certificate of Incorporation, as amended, and By-Laws of the Company as in effect on the Closing Date and (2) all resolutions of the Board of Directors (and committees thereof) of the Company relating to this Agreement and the transactions contemplated hereby (which may be the same resolutions adopted for the Prior Subscription Agreement if sufficient in the reasonable opinion of the Company's counsel);

                  (e) Receipt by the Buyer on the Closing Date of an opinion of Ropes & Gray, dated the Closing Date, in such form, scope and substance reasonably satisfactory to the Buyer, to the effect set forth in ANNEX IV attached hereto.

                  (f) From the date hereof to the Closing Date, trading in the Company's Common Stock shall not have been suspended by the SEC and trading in securities generally as reported by Nasdaq shall not have been suspended or limited, and the Common Stock shall be listed on Nasdaq.

                  (g) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement, the Warrants or the Registration Rights Agreement. The NASD shall not have objected or indicated that it may object to the consummation of any of the transactions contemplated by this Agreement.

                  (h) The Company and the Buyer shall have executed and delivered the Registration Rights Agreement.

                  (i) The Company shall have delivered to the Buyer such other documents relating to the transactions contemplated by this Agreement as the Buyer or its counsel may reasonably request.

                  9.    MISCELLANEOUS.

                  (a) GOVERNING LAW. The corporate laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

                  (b) COUNTERPARTS. This Agreement may be executed in counterparts and by the parties hereto on separate counterparts, all of which together shall constitute one and the same instrument. A facsimile transmission of this Agreement bearing a signature on behalf of a party hereto shall be legal and binding on such party. Although this Agreement is dated as of the date first set forth above, the actual date of execution and delivery of this Agreement by each party is the date set forth below such party's signature on the signature page hereof. Any reference in this Agreement or in any of the documents executed and delivered by the parties hereto in connection herewith to (1) the date of execution and delivery of this Agreement by the Buyer shall be deemed a reference to the date set forth below the Buyer's signature on the signature page hereof, (2) the date of execution and delivery of this Agreement by the Company shall be deemed a reference to the date set forth below the Company's signature on the signature page hereof and (3) the date of execution and delivery of this Agreement or the date of execution and delivery of this Agreement by the Buyer and the Company shall be deemed a reference to the later of the dates set forth below the signatures of the parties on the signature page hereof.

                  (c) HEADINGS, ETC. The headings, captions and footers of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

                  (d) SEVERABILITY. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

                  (e) AMENDMENTS. No amendment, modification, waiver, discharge or termination of any provision of this Agreement nor consent to any departure by the Buyer or the Company therefrom shall in any event be effective unless the same shall be in writing and signed by the party to be charged with enforcement, and then shall be effective only in the specific instance and for the purpose for which given. No course of dealing between the parties hereto shall operate as an amendment of this Agreement.

                  (f) WAIVERS. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, or any course of dealings between the parties, shall not operate as a waiver thereof or an amendment hereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or exercise of any other right or power.

                  (g) NOTICES. Any notices required or permitted to be given under the terms of this Agreement shall be delivered personally (which shall include telephone line facsimile transmission with answer back confirmation) or by courier and shall be effective upon receipt, in the case of the Company addressed to the Company at its address shown in the introductory paragraph of this Agreement, Attention: Chief Executive Officer (telephone line facsimile transmission number (650) 475-3101, with a copy to Ropes & Gray, One International Place, Boston, Massachusetts, 02110, Attention: Geoffrey B. Davis, Esq., (facsimile number (617) 951-7050), or, in the case of the Buyer, at its address or telephone line facsimile transmission number shown on the signature page of this Agreement, with a copy to Kleinberg, Kaplan, Wolff & Cohen, P.C., 551 Fifth Avenue, New York, New York 10176, Attn: Peter J. Weisman, Esq. (facsimile number: (212) 986-8866) or such other address or telephone line facsimile transmission number as a party shall have provided by notice to the other party in accordance with this provision.

                  (h) ASSIGNMENT. Prior to the Closing Date, the Buyer may not assign its rights and obligations under this Agreement. Any transfer of the Shares or the Warrants by the Buyer after the Closing Date shall be made in accordance with Section 4. After the Closing Date, the Buyer shall have the right to assign its rights and obligations under this Agreement in connection with any transfer of the Securities upon execution by any transferee of an instrument reasonably satisfactory to the Company pursuant to which the transferee agrees with the Company to be bound as a Buyer by the terms and conditions of this Agreement.

                  (i) SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The respective representations, warranties, covenants and agreements of the Buyer and the Company contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall survive the delivery of and payment for the Common Shares and shall remain in full force and effect regardless of any investigation made by or on behalf of them or any person controlling or advising any of them.

                  (j) ENTIRE AGREEMENT. This Agreement and its Schedules and Annexes, together with the Prior Subscription Agreement and its Schedules and Annexes and the documents entered into or delivered in connection therewith or the transactions contemplated thereby set forth the entire agreement between the parties hereto with respect to the subject matter hereof.

                  (k) [INTENTIONALLY LEFT BLANK].

                  (l) FURTHER ASSURANCES. Each party to this Agreement will perform any and all acts and execute any and all documents as may be necessary and proper under the circumstances in order to accomplish the intents and purposes of this Agreement and to carry out its provisions.

                  (m) PUBLIC STATEMENTS, PRESS RELEASES, ETC. The Company and the Buyer shall have the right to approve before issuance any press releases or any other public statements with respect to the transactions contemplated hereby; PROVIDED, HOWEVER, that the Company shall be entitled, without the prior approval of the Buyer, to make any press release or other public disclosure with respect to such transactions as is required by applicable law or Nasdaq regulation (although the Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release and shall be provided with a copy thereof).

                  (n) CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

                  (o) INDEMNIFICATION. In consideration of the Buyer's execution and delivery of this Agreement, the Registration Rights Agreement and acquiring the Common Shares hereunder and in addition to all of the Company's other obligations under this Agreement or the transaction documents contemplated hereby, the Company shall defend, protect, indemnify and hold harmless the Buyer and all of its partners, officers, directors, employees, members and direct or indirect investors and any of the foregoing person's agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "INDEMNITEES") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "INDEMNIFIED LIABILITIES"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement or the other transaction documents contemplated hereby or any other certificate or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement or the other transaction documents contemplated herein or any other certificate or document contemplated hereby or thereby, (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party and arising out of or resulting from (i) the execution, delivery, performance, breach by the Company or enforcement of this Agreement or the other transaction documents contemplated hereby or any other certificate, instrument or document contemplated hereby or thereby, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Shares or (iii) the status of the Buyer or holder of the Shares or Warrants as an investor in the Company and (d) the enforcement of this Section. Notwithstanding the foregoing, Indemnified Liabilities shall not include any liability of any Indemnitee arising solely out of such Indemnitee's gross negligence, willful misconduct or fraudulent action(s). To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the


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

payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this section shall be the same as those set forth in the Registration Rights Agreement, including, without limitation, those procedures with respect to the settlement of claims and Company's right to assume the defense of claims.

                            [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, this Agreement has been duly executed by the Buyer and the Company by their respective officers or other representatives thereunto duly authorized on the respective dates set forth below.

NUMBER OF SHARES:  457,750

PRICE PER SHARE:  $4.3692

AGGREGATE PURCHASE PRICE:  $2,000,000.00


                                        MILLENNIUM PARTNERS, LP

                                        By: /s/ Terry Feeny
                                            ------------------------------------
                                             Name:  Terry Feeny
                                             Title: Chief Financial Officer

                                        Date:  As of June 21, 2001

                                        Address: 666 Fifth Avenue
                                                 New York, New York  10103
                                        Facsimile:  (212) 841-6302

                                        STEMCELLS, INC.

                                        By: /s/ Martin M. McGlynn
                                            ------------------------------------
                                             Name:  Martin M. McGlynn
                                             Title: President, Chief
                                                    Executive Officer

                                        Date: As of June 21, 2001

SCHEDULES

Disclosure Schedule

ANNEXES

Annex I                    Form of Callable Warrant
Annex II                   Form of Common Stock Purchase Warrant, Class A
Annex III                  Form of Registration Rights Agreement
Annex IV                   Form of Opinion of Counsel to Be Delivered on
                           Closing Date

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